EXHIBIT (10.2)

COOPER TIRE & RUBBER COMPANY

20XX Nonqualified Stock Option Award Agreement

WHEREAS,                     (the “Optionee”) is an employee of Cooper Tire & Rubber Company or a Subsidiary (the “Company”);

WHEREAS, the Compensation Committee of the Board of Cooper Tire & Rubber Company (the “Committee”) approved the terms and authorized on                     , the grant of an Award of Options pursuant to Section 8 of the Cooper Tire & Rubber Company 2010 Incentive Compensation Plan (the “Plan”); and

WHEREAS, the Option is intended as a Nonqualified Stock Option and shall not be treated as an “incentive stock option” within the meaning of that term under Section 422 of the Code.

NOW, THEREFORE, pursuant to the Plan and subject to the terms and conditions thereof and the terms and conditions hereinafter set forth, the parties agree as follows:

1. Grant of Option. Subject to the terms and conditions of this Award Agreement and the provisions of the Plan, and including the vesting provisions set forth in Section 2, the Company hereby grants to the Optionee an Option to purchase                     shares of the Cooper Tire & Rubber Company’s Common Shares at an exercise price of $                    per share, which is the Fair Market Value of a Common Share as of the Date of Grant.

2. Right to Exercise.

(a) Except as otherwise provided herein, the Option will become exercisable to the extent of one-third of the total number of Common Shares underlying the Option on each of the first three (3) anniversaries of the Date of Grant if the Optionee remains continuously employed by the Company until each such time. To the extent the Option is exercisable; it may be exercised in whole or in part.

(b) In addition to becoming exercisable as provided in Section 2(a) above, in the event of a Change in Control during the employment of the Optionee and prior to the termination of the Option, the Option shall become exercisable as follows:

(i) If the Optionee is a participant in the Cooper Tire & Rubber Company’s Change in Control Severance Pay Plan (the “Severance Plan”), the Option shall become exercisable as provided in the Severance Plan.

(ii) If the Optionee is not a participant in the Severance Plan, with respect to an Optionee whose employment is terminated during the Severance Period by the Company and such termination is without Cause, if upon a Change in Control, the successor to Cooper Tire & Rubber Company assumes (expressly or impliedly by operation of law) the Company’s obligations under this Award Agreement or Plan or

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issues to the Optionee a substitute stock option award of equivalent value on no less favorable terms for vesting or payment as provided under this Option, the Option granted to the Optionee by the Company which has not otherwise vested shall vest immediately upon the Optionee’s termination of employment during the Severance Period, and the vested Option shall remain exercisable for a period of ninety (90) days following the Optionee’s termination (or such longer period as set forth in this Award Agreement or Plan) but not later than the expiration of the stated option term. If the Optionee’s employment is terminated during the Severance Period for Cause, the Option shall terminate pursuant to Section 4(a).

(iii) If the Optionee is not a participant in the Severance Plan, regardless of whether or not the Optionee’s employment is terminated during the Severance Period, if upon a Change in Control, the successor to Cooper Tire & Rubber Company has not assumed (expressly or impliedly by operation of law) the Company’s obligations under this Award Agreement or Plan or issued to the Optionee a substitute stock option award of equivalent value on no less favorable terms for vesting or payment as provided under this Option so replaced, the Option granted to the Optionee by the Company which has not otherwise vested shall vest immediately upon the consummation of the Change in Control, and such vested Option, to the extent that the Common Shares underlying the Option remain outstanding, shall remain exercisable for a period of ninety (90) days following the Optionee’s termination (or such longer period as may be set forth in this Award Agreement or Plan), but not later than the expiration of the stated option term. In the event the Common Shares underlying the Option do not remain outstanding, on the date such Common Shares cease to be outstanding, the Company shall pay to the Optionee with respect to the Option a lump-sum cash payment equal to the excess of the per-share consideration received by holders of the Common Shares upon the Change in Control over the exercise price of the Option.

3. Exercise and Payment.

(a) The Option may be exercised in whole or in part, subject to the vesting requirements and limitations on exercise set forth in Section 2 above. Exercise shall be accomplished by delivery to the Company of timely written notice of election to exercise, delivered to the principal office of the Company and addressed to the attention of the Secretary of Cooper Tire & Rubber Company or his designate, accompanied by payment of the exercise price for the Common Shares with respect to which the Option is exercised, or to the extent permitted by law, by the presentation of such documentation from a stock broker acting on behalf of the Optionee as is satisfactory to the Company and is in accordance with its procedural requirements to permit a “cashless” exercise of the Option.

(b) The exercise price shall be payable (i) in cash or by check or by wire transfer of immediately available funds, as acceptable to the Company, (ii) by actual or constructive transfer to the Company of nonforfeitable, unrestricted Common Shares; or (iii) by a combination of such methods of payment. The requirement of payment in cash shall be deemed satisfied if the Optionee shall have made arrangements satisfactory to the Company in accordance with its procedural requirements to permit a cashless exercise as provided in Section 3(a) above.

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4. Termination. Notwithstanding Section 2 above, the Option shall terminate on the earliest of the following dates:

(a) Termination for Cause: The date on which the Optionee ceases to be an employee of the Company;

(b) Voluntary Termination: Thirty (30) days after the Optionee ceases to be an employee of the Company, in which case, the Option shall be exercisable only to the extent the Option was exercisable on the date of termination of employment;

(c) Involuntary Termination: Ninety (90) days after the Optionee ceases to be an employee of the Company, other than for Cause, in which case, the Option shall be exercisable only to the extent the Option was exercisable on the date of termination of employment;

(d) Death: One (1) year after the Optionee’s death while an employee of the Company, in which case, the Option becomes immediately exercisable in full by the designated beneficiary of the Optionee, or if there is no designated beneficiary or such beneficiary does not survive the Optionee, by the estate of the Optionee. The Optionee shall designate a beneficiary for the purposes of exercising the Option at any time by furnishing the Company with a beneficiary designation form. The Optionee may change or revoke a designated beneficiary at any time by furnishing a revised beneficiary designation form to the Company;

(e) Disability: One (1) year after the Optionee’s employment terminates by reason of Disability while an employee of the Company, in which case, the Option becomes immediately exercisable in full;

(f) Retirement: Five (5) years after Optionee’s employment terminates by reason of Retirement, in which case, the unvested Options continue to vest and the vested and unvested options shall remain exercisable pursuant to Section 2(a) during such five (5) year period; and

(g) Ten (10) years from the Date of Grant which is the close of business on February 19, 2024.

5. Option Nontransferable. The Option is not transferable by the Optionee except by will or the laws of descent and distribution. During the lifetime of the Optionee, the Option may be exercised only by the Optionee.

6. Compliance with Laws and Regulations. The Option and the obligation of the Company to sell and deliver Common Shares shall be subject to all applicable governmental laws, rules and regulations. Cooper Tire & Rubber Company shall not be required to issue or deliver any certificates for Common Shares prior to (a) the listing of such Common Shares on any stock exchange on which the Common Shares may then be listed and (b) the completion of any registration or qualification of such Common Shares under any governmental law, or any rule or regulation of any government body or stock exchange which the Company shall determine to be necessary or desirable.

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7. No Dividend Equivalents. The Optionee shall not be entitled to dividend equivalents.

8. Taxes and Withholding. Upon exercise of an Option, the Company will notify the Optionee of the amount of tax (if any) which must be withheld by the Company under all applicable U.S. or foreign federal, state and local tax laws. If the Optionee is subject to any U.S. or foreign federal, state or local tax withholding requirements at the time of the exercise, the Optionee agrees to make arrangements with the Company to (a) remit the required amount to the Company, (b) authorize the Company to withhold a portion of the Common Shares otherwise issuable upon the exercise with a value equal to such tax, however, in no event shall the Company accept Common Shares for payment of taxes in excess of the minimum amount of taxes required to be withheld, (c) authorize the deduction of such amounts from the Optionee’s other payments from the Company, or (d) otherwise satisfy the applicable tax withholding requirement in a manner satisfactory to the Company.

9. No Right to Continuation of Employment. Neither this Award Agreement nor any action taken hereunder shall be construed as giving the Optionee any right to continued employment with the Company and neither this Award Agreement nor any action taken hereunder shall be construed as entitling the Company to the services of the Optionee for any period of time. For purposes of this Award Agreement, the continuous employment of the Optionee with the Company shall not be deemed interrupted, and the Optionee shall not be deemed to have ceased to be employed by the Company, by reason of (a) the transfer of his employment among the Companies or (b) a leave of absence approved by the Committee in its sole discretion. The Option is a voluntary, discretionary Award being made on a one-time basis and it does not constitute a commitment to make any future Awards. This Option and any payments made hereunder will not be considered salary or other compensation for purposes of any severance pay or similar allowance, except as otherwise required by law.

10. Data Privacy. Information about the Optionee and the Optionee’s participation in the Plan may be collected, recorded, and held, used and disclosed for any purpose related to the administration of the Plan. The Optionee understands that such processing of this information may need to be carried out by the Company and by third-party administrators whether such persons are located within the Optionee’s country or elsewhere, including the United States of America. The Optionee consents to the processing of information relating to the Optionee and the Optionee’s participation in the Plan in any one or more of the ways referred to above.

11. No Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any Common Shares subject to the Option prior to the date of issuance to the Optionee of a certificate or certificates for such Common Shares.

12. Amendments. Any amendment to the Plan shall be deemed to be an amendment to this Award Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of the Optionee hereunder without the Optionee’s consent.

13. Severability. In the event that one or more of the provisions of this Award Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

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14. Binding Effect. Optionee acknowledges the receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. The terms of the Plan as it presently exists, and as it may be amended, are deemed incorporated herein by reference, and any conflict between the terms of the Award Agreement and the provisions of the Plan shall be resolved by the Committee, whose determination shall be final and binding on all parties. In general, and except as otherwise determined by the Committee, the provisions of the Plan shall be deemed to supersede the provisions of this Award Agreement to the extent of any conflict between the Plan and this Award Agreement. In addition, notwithstanding the terms set forth herein, the Committee shall have the right to grant Options upon such terms as it deems appropriate, so long as such provisions are within the terms of the Plan.

15. Notices. Any notice pursuant to this Award Agreement to the Company shall be addressed to it at its office at 701 Lima Avenue, Findlay, Ohio 45840, Attention: Secretary of Cooper Tire & Rubber Company. Any notice pursuant to the Award Agreement to Optionee shall be addressed to the Optionee at the address as set forth below. Either party shall have the right to designate at any time hereafter in writing a different address.

16. Governing Law. This Award Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and shall in all respects be interpreted, enforced and governed under the internal and domestic laws of such state. Any claims or legal actions by one party against the other arising out of the relationship between the parties contemplated herein (whether or not arising under this Award Agreement) shall be governed by the laws of the State of Delaware.

17. Option Subject to the Company’s Clawback Policy. Notwithstanding anything in this Award Agreement to the contrary, the Option shall be subject to the Company’s clawback policy, as it may be in effect from time to time, including, without limitation, the provisions of such clawback policy required by Section 10D of the Exchange Act and any applicable rules or regulations issued by the U.S. Securities and Exchange Commission or any national securities exchange or national securities association on which the Common Shares may be traded.

18. Defined Terms. For the purposes of this Award Agreement, the following terms are defined. Capitalized terms that are not defined herein are used as defined in the Plan.

(a) “Affiliated Employer” means any corporation, partnership, limited liability company, joint venture, unincorporated association or other entity in which Cooper Tire & Rubber Company has a direct or indirect ownership or other equity interest.

(b) “Cause” means that prior to any termination of employment, the Optionee shall have committed:

(i) any act or omission constituting a material breach by the Optionee of any of his significant obligations to or agreements with the Company or the continued failure or refusal of the Optionee to adequately perform the duties reasonably required by the Company which, in each case, is materially injurious to the financial condition or

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business reputation of, or is otherwise materially injurious to, the Company, after notification by the Board of such breach, failure or refusal and failure of the Optionee to correct such breach, failure or refusal within thirty (30) days of such notification (other than by reason of the incapacity of the Optionee due to physical or mental illness); or

(ii) any other willful act or omission which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to the Company, and failure of the Optionee to correct such act or omission within thirty (30) days after notification by the Board of any such act or omission (other than by reason of the incapacity of the Optionee due to physical or mental illness); or

(iii) the Optionee is found guilty of, or pleads guilty or nolo contendere to, a felony or any criminal act involving fraud, embezzlement, or theft.

For purposes of this Award Agreement, no act, or failure to act, on the Optionee’s part shall be deemed “willful” if done, or omitted to be done, by the Optionee in good faith and with a reasonable belief that the Optionee’s action or omission was in the best interest of the Company. Any notification to be given by the Board in accordance with Section 18(a)(i) or 18(a)(ii) shall be in writing and shall specifically identify the breach, failure, refusal, act, omission or injury to which the notification relates and, in the case of Section 18(a)(i) or Section 18(a)(ii) shall describe the injury to the Company, and such notification must be given within twelve (12) months of the Board becoming aware of the breach, failure, refusal, act, omission or injury identified in the notification. Failure to notify the Optionee within any such twelve (12) month period shall be deemed to be a waiver by the Board of any such breach, failure, refusal, act or omission by the Optionee and any such breach, failure, refusal, act or omission by the Optionee shall not then be determined to be a breach of this Award Agreement. For the avoidance of doubt and for the purpose of determining Cause, the exercise of business judgment by the Optionee shall not be determined to be Cause, even if such business judgment materially injures the financial condition or business reputation of, or is otherwise materially injurious to, the Company, unless such business judgment by the Optionee was not made in good faith, or constitutes willful or wanton misconduct, or was an intentional violation of state or federal law.

“(c) Change in Control” means the occurrence of any of the following events:

(i) Cooper Tire & Rubber Company merges into itself, or is merged or consolidated with, another entity and as a result of such merger or consolidation less than 51% of the voting power of the then-outstanding voting securities of the surviving or resulting entity immediately after such transaction are directly or indirectly beneficially owned in the aggregate by the former stockholders of Cooper Tire & Rubber Company immediately prior to such transaction;

(ii) all or substantially all the assets accounted for on the consolidated balance sheet of Cooper Tire & Rubber Company are sold or transferred to one or more entities or persons, and as a result of such sale or transfer less than 51% of the voting power of the then-outstanding voting securities of such entity or person immediately after such sale or transfer is directly or indirectly beneficially held in the aggregate by the stockholders of Cooper Tire & Rubber Company immediately prior to such transaction or series of transactions;

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(iii) a person, within the meaning of Section 3(a)(9) or 13(d)(3) (as in effect on the effective date of the Severance Plan) of the Securities Exchange Act of 1934, (the “Exchange Act”) (a “Person”) becomes the beneficial owner (as defined in Rule 13d-3 of the Securities and Exchange Commission pursuant to the Exchange Act) (a “Beneficial Owner”) of 35% or more of the voting power of the then-outstanding voting securities of Cooper Tire & Rubber Company; provided, however, that the foregoing does not apply to any such acquisition that is made by (w) any Affiliated Employer; (x) any employee benefit plan of Cooper Tire & Rubber Company or any Affiliated Employer; or (y) any person or group of which employees of Cooper Tire & Rubber Company or of any Affiliated Employer control a greater than 25% interest unless the Board determines that such person or group is making a “hostile acquisition;” or (z) any person or group that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Optionee; or

(iv) a majority of the members of the Board are not Continuing Directors, where a “Continuing Director” is any member of the Board who (x) was a member of the Board on the effective date of the Severance Plan or (y) was nominated for election or elected to such Board with the affirmative vote of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election, provided that any director appointed or elected to the Board to avoid or settle a threatened or actual proxy contest (including but not limited to a consent solicitation) shall in no event be deemed to be a Continuing Director.

(d) “Disability” means the Optionee becomes disabled and qualifies, or would have qualified, to receive disability benefits pursuant to the Company’s long-term disability plan in effect, provided the Optionee is eligible to participate in such long-term disability plan (regardless of whether or not the Optionee has elected to participate in such long-term disability plan).

“Retirement” means termination of employment with the Company after the sum of the Optionee’s age and years of continuous employment with the Company equal at least 75 years.

(f) “Severance Period” means the period of time commencing on the date of the first occurrence of a Change in Control and continuing until the earlier of (i) the second anniversary of the occurrence of the Change in Control; (ii) the Optionee’s death; or (iii) the date the Optionee’s employment is terminated due to Disability.

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The undersigned Optionee hereby acknowledges receipt of this Award Agreement and accepts the Option granted thereunder, subject to the terms and conditions of the Plan and the terms and conditions hereinabove set forth.

«Name»

Signature

Social Security No./Tax Identification No.

Home Address

City State Zip

The undersigned officer executes this Award Agreement on behalf of Cooper Tire & Rubber Company.

COOPER TIRE & RUBBER COMPANY

By:
Brenda S. Harmon
Sr. Vice President and CHRO

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